UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2024

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave., Suite 500
Oklahoma City, OK 73104
(Address of Principal Executive Offices)

(405) 429-5500

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2024, SandRidge Exploration and Production, LLC, a Delaware limited liability company and a wholly owned subsidiary of SandRidge Energy, Inc. (the “Purchaser”), entered into a Purchase and Sale Agreement, dated July 29, 2024, by and among Upland Exploration, LLC, a Texas limited liability company, Upland Operating, LLC, an Oklahoma limited liability company (together with Upland Exploration, LLC, collectively, “Seller”) and the Purchaser (the “Purchase and Sale Agreement”), providing for the purchase of the Seller’s certain interests in oil and gas properties, rights and related assets (the “Assets”).

Pursuant to the Purchase and Sale Agreement, the sale price of the Assets is $144,000,000, subject to customary post-closing adjustments. The Purchase and Sale Agreement contains representations, warranties and covenants that are customary of oil and gas purchase and sale agreements. The transaction is expected to be funded with cash on hand and is targeted to close by the end of the third quarter of 2024.

A copy of the Purchase and Sale Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to Exhibit 2.1.

Item 7.01. Regulation FD Disclosure.

On July 29, 2024, SandRidge Energy, Inc. issued a press release, attached as Exhibit 99.1, announcing the purchase of the Assets. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated July 29, 2024, by and among SandRidge Exploration and Production, LLC, Upland Exploration, LLC and Upland Operating, LLC*

99.1	Press Release, dated July 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SandRidge Energy, Inc.

Dated: July 29, 2024	By:	/s/ Brandon Brown
	Name:	Brandon Brown
	Title:	Senior Vice President and Chief Financial Officer